UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

_______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):June 5, 2019

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ULTA BEAUTY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33764	38-4022268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Remington Blvd., Suite 120,  Bolingbrook,  Illinois  60440

(Address of principal executive offices, including ZIP code)

(630) 410-4800

(Registrant’s telephone number, including area code)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ULTA	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).      Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 5, 2019, the Board of Directors of Ulta Beauty, Inc. (the “Company”) amended the Company’s By-Laws to make certain clarifying or immaterial changes to reflect the fact that the offices of the Chief Executive Officer of the Company and the President of the Company are held by different persons. The foregoing description of the changes made to the By-Laws is qualified in its entirety by reference to the full text of the By-Laws, as amended, a copy of which is attached hereto as Exhibit 3 and is incorporated herein by reference.

Item 5.07Submission of Matters to a Vote of Security Holders.

On June 5, 2019,  the Company held its 2019 annual meeting of stockholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s  stockholders voted on the following proposals:

•The election of Sally E. Blount,  Mary N. Dillon,  Charles Heilbronn and Michael R. MacDonald as Class III directors to hold office until the 2022 annual meeting of stockholders;

•The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year 2019, ending February 1, 2020;  and

•An advisory vote to approve the Company’s executive compensation.

As of the April 8, 2019 record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting, 58,749,238 shares of the Company’s common stock were outstanding and eligible to vote, with one vote for each share held.  Approximately 90.58% of all shares were represented at the Annual Meeting in person or by proxy. The following are the final votes on the matters presented for stockholder consideration at the Annual Meeting:

Election of Directors

The stockholders elected Sally E. Blount,  Mary N. Dillon,  Charles Heilbronn and Michael R. MacDonald as Class III directors to hold office until the 2022 annual meeting of stockholders.  The results of the vote were as follows:

	For		Withheld		Broker Non-Votes
Name	Votes	Percentage(1)	Votes	Percentage(1)	Votes	Percentage(2)
Sally E. Blount	49,292,002	99.19%	400,029	0.81%	3,523,296	N/A

Mary N. Dillon	48,328,235	97.26%	1,363,796	2.74%	3,523,296	N/A

Charles Heilbronn	46,074,527	92.72%	3,617,504	7.28%	3,523,296	N/A

Michael R. MacDonald	47,403,951	95.40%	2,288,080	4.60%	3,523,296	N/A

Ratification of the Appointment of Ernst & Young LLP for Fiscal 2019

The stockholders  ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year 2019, ending February 1, 2020.  The results of the vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage
51,307,160	96.41%	1,772,099	3.33%	136,068	0.26%	0.00	0.00%

Advisory Vote to Approve the Company’s Executive Compensation

The stockholders approved the Company’s executive compensation.  The results of the advisory vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (2)
44,347,837	89.24%	3,690,608	7.43%	1,653,586	3.33%	3,523,296	N/A

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(1)Based on a total of all shares received and eligible to be counted as voted on this proposal at the Annual Meeting.

(2)“N/A” means that broker non-votes and/or abstentions do not have any effect on the voting results on this proposal.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

The exhibit listed in the Exhibit Index below is being filed herewith.

EXHIBIT INDEX

Exhibit No.	Description
3	By-Laws of Ulta Beauty, Inc., as amended through June 5, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTA BEAUTY, INC.

Dated: June 10, 2019	By:	/s/ Jodi J. Caro
Jodi J. Caro
General Counsel, Chief Compliance Officer &
Corporate Secretary